UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2026, the Company held an annual meeting of stockholders (the “Annual Meeting”). The purpose of the Annual Meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on April 28, 2026 (the “Definitive Proxy Statement”).

As of April 15, 2026, the record date for the Annual Meeting (the “Record Date”), there were 303,554,913 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), 6,667 shares of Class B common stock, par value $0.0001 per share ( the “Class B Common Stock” and together with Class A Common Stock, the “Common Stock”), 5,695,515 shares of Series B preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), 11,502 shares of Series C Convertible Preferred Stock par value $0.0001 per share (the “Series C Preferred Stock”), with each share of Series C Preferred Stock having 3,846 votes, and one share of Series A preferred stock, par value $0.0001 per share (the “Series A Preferred Stock” and collectively with the Common Stock, Series B Preferred Stock and Series C Preferred Stock, the “Voting Shares”) outstanding and entitled to vote. A total of 130,801,521 shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock and one share of the Series A Preferred Stock were present at the Annual Meeting, by virtual attendance or by proxy, which represents approximately 42.29% of the Voting Shares (constituting a quorum), as of the Record Date.

Set forth below are the final voting results, based on the certified final report provided by the inspector of elections of the Annual Meeting, for Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, Proposal 8 and Proposal 9 (collectively, the “Proposals”), each of which is set forth below and described in detail in the Definitive Proxy Statement.

Proposal 1: Direct Election Proposal

The Company’s stockholders elected each of the five director nominees, Jiawei Wang, Xiao Jiang, Kevin Chen, Chad Chen and Lev Peker, to hold office until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jiawei Wang	69,010,038	2,149,671	193,704	103,682,297
Xiao Jiang	68,679,012	2,495,590	178,811	103,682,297
Chad Chen	65,269,712	5,858,861	224,840	103,682,297
Kevin Chen	68,040,068	3,107,564	205,781	103,682,297
Lev Peker	62,949,057	8,190,401	213,955	103,682,297

Proposal 2: Note Purchase Proposal

The Company’s stockholders approved the issuance of Class A Common Stock to holders of certain promissory notes, in accordance with Nasdaq Listing Rule 5635(d). The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,393,685	3,791,621	168,107	103,682,297

Proposal 3: Share Issuance Proposal

The Company’s stockholders approved the issuance of Class A Common Stock to holders of certain shares of preferred stock and warrants, in accordance with Nasdaq Listing Rule 5635(d). The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,132,465	3,813,395	170,861	103,682,297

Proposal 4: Incentive Plan Proposal

The Company’s stockholders approved an amendment to the Company’s Amended and Restated 2021 Stock Incentive Plan in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 50,492,075 shares. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,488,485	10,706,602	158,326	103,682,297

Proposal 5: Share Authorization Proposal

The Company’s stockholders approved an amendment to the Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to increase the number of authorized shares of Common Stock by 140,528,448, from 312,285,439 shares to 452,813,887 shares (representing an increase of 45%), and increase the number of authorized shares of the Company’s preferred stock, par value $0.0001 per share (the “Preferred Stock”), by 10,839,269 shares, from 24,087,265 shares to 34,926,534 shares, so that the total number of authorized shares of Company’s Common Stock and Preferred Stock will be increased from 336,372,704 shares to 487,740,421 shares. Pursuant to the Charter, the Company currently has 24,087,265 shares of its Preferred Stock and 312,285,439 shares of Common Stock authorized, including (i) 307,855,751 shares of Class A Common Stock and (ii) 4,429,688 shares of Class B Common Stock. The final voting results, including 10,000,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,039,712,675	2,008,308,966	23,331,772	103,682,297

Proposal 6: Reverse Stock Split Proposal

The Company’s stockholders approved an amendment to the Charter to effect a reverse stock split of the Common Stock by a ratio of any whole number in the range up to 1-for-150, with such ratio to be determined in the discretion of the Company’s board of directors (the “Board”) and with such action to be effected at such time and date, if at all, as determined by the Board within one year after the conclusion of the Annual Meeting. The final voting results, including 10,000,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock on Proposal 6, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,586,472,999	492,461,948	96,100,763	N/A

Proposal 7: Say-on-Pay Proposal

The Company’s stockholders approved the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,268,057	2,858,365	226,991	103,682,297

Proposal 8: Say-on-Frequency Proposal

The Company’s stockholders approved to conduct stockholder advisory votes on named executive officer compensation for every three years.

One Yar	Two Years	Three Years	Abstentions	Broker Non-Votes
11,137,703	403,016	58,255,995	1,556,699	103,682,297

Proposal 9: Adjournment Proposal

The Company’s stockholders approved the adjournments of the Annual Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Annual Meeting to approve one or more Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,388,837	20,320,356	326,517	N/A

Item 7.01 Regulation FD Disclosure

On May 22, 2026, the Company issued a press release with respect to the voting results and the conclusion of the Annual Meeting set forth in Item 5.07 of this Current Report on Form 8-K. A copy of each press release is furnished hereto as Exhibit 99.1, and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: May 22, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

4